Send application and check to:
                                                  Cova Financial Life
                                                  Insurance Company
                                                  P. O. Box 10366
                                                  Des Moines, Iowa 50306-9989

                 Cova Financial Life Insurance Company

     FLEXIBLE PURCHASE PAYMENT VARIABLE AND FIXED ANNUITY APPLICATION

  1. OWNER (Correspondence is sent to the Owner.)

     Name_______________________________________________________________________
                       (First)            (Middle)         (Last)

     Address____________________________________________________________________
                                           (Street)

     ___________________________________________________________________________
                         (City)                    (State)        (Zip)
     Sex [ ] M [ ] F         Phone (_______)____________________________________

     Birthdate____________________/______________/______________________________
                       (Month)              (Day)              (Year)

     Social Security Number_____________________________________________________

     Joint Owners must be spouses. Use Special Requests Section to name other Joint Owner. If Joint Owners are named, upon the death of either Joint Owner, the surviving spouse will be the beneficiary. If you wish to override the provisions of the contract and any endorsement, both Joint Owners must initial here.

     __________________________  ________________________
       Joint Owner's Initials    Joint Owner's Initials

  2. ANNUITANT (Complete only if different than Owner.)

     Name_______________________________________________________________________
                       (First)            (Middle)         (Last)

     Address____________________________________________________________________
                       (Street)       (City)        (State)      (Zip)

     Birthdate_______/______/______   Sex [ ] M [ ] F
              (Month)  (Day)  (Year)

     Social Security No.________________________________________________________

     Phone (_______)____________________________________________________________

  3. BENEFICIARY

     (Show full name(s), relationship(s), Social Security number(s), percentage each is to receive and address. Use Special Requests Section if additional space is needed.)

     Primary____________________________________________________________________

     Primary____________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     Contingent_________________________________________________________________
     ___________________________________________________________________________

  4. PURCHASE PAYMENT ALLOCATION

     Initial Purchase Payment
     $_______________________

Must be whole percentages with a minimum of 10% in any Account or Portfolio. Unless otherwise directed, subsequent purchase payments will be allocated as shown. Total Allocation must equal 100%.

____% General Account

AIM V.I.
____% Capital Appreciation Fund
____% International Equity Fund
____% Value Fund

Alliance
____% Premier Growth Portfolio
____% Real Estate Investment
         Portfolio
Liberty
____% Newport Tiger Fund

Conning
____% Money Market Fund

J.P. Morgan Investment
Management
____% Small Cap Stock Portfolio
____% Large Cap Stock Portfolio
____% Select Equity Portfolio
____% International Equity Portfolio
____% Quality Bond Portfolio

Lord Abbett
____% Bond Debenture Portfolio
____% Large Cap Research Portfolio
____% Developing Growth Portfolio
____% Mid Cap Value Portfolio
____% Growth & Income Portfolio

Investors Fund Series
____% Kemper Small Cap Value
         Portfolio
____% Kemper Government
         Securities Portfolio
____% Kemper Small Cap
         Growth Portfolio

MFS
____% Oppenheimer High Income Fund
____% Oppenheimer Bond Fund
____% Oppenheimer Growth Fund
____% Oppenheimer Growth &
         Income Fund
____% Oppenheimer Strategic
         Bond Fund

Putnam
____% Putnam VT Growth and
         Income Fund
____% Putnam VT International
         Growth Fund
____% Putnam VT International
         New Opportunities Fund
____% Putnam VT New Value
         Fund
____% Putnam VT Vista Fund

5. TYPE OF PLAN Check One
   [ ] Non-Qualified
   [ ] Qualified - Not available in all states.
   [ ] 401(a)
   [ ] 408 IRA Rollover
   [ ] 408 IRA Transfer
   [ ] 403(b) TSA Rollover--

     I acknowledge that I understand the withdrawal restrictions under Internal Revenue Code Section 403(b)(11) on contributions and earnings and have received a prospectus explaining the restrictions. I understand the other investment alternatives available under the employer's 403(b) arrangement to which I may elect to transfer my contract value.


  6. ALLOCATION DURING FREE LOOK PERIOD

     Under certain circumstances, as described in the accompanying Prospectus, the initial purchase payment will be allocated to the Conning Money Market Portfolio until the expiration of the Free Look period. Thereafter, the purchase payments will be allocated as directed in the Purchase Payment Allocation Section.

  7. SPECIAL REQUESTS







  8. TRANSFER AUTHORIZATIONS

     I/We acknowledge that neither Cova Financial Services Life Insurance Company (Cova) nor any person authorized by Cova will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if Cova or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

     Check here if you wish to authorize telephone transfer instructions. [ ]

     Check here if you wish to authorize your Registered Representative/Agent to make transfers. [ ]

  9. DOLLAR COST AVERAGING TRANSFERS -- I authorize Dollar Cost Averaging Transfers of $______________ to be transferred each month ($500 minimum) from the Conning Money Market Portfolio or the General Account ($6,000 minimum required in the Conning Money Market Portfolio or the General Account or amount needed to complete all transfers.)

     FROM                    TO
     Check One               AIM V.I.                                           MFS
     [ ]Conning              _______%   Capital Appreciation Fund
        Money Market         _______%   International Equity Fund               _______%   Oppenheimer High Income Fund
        Portfolio            _______%   Value Fund                              _______%   Oppenheimer Bond Fund
                                                                                _______%   Oppenheimer Growth Fund
     [ ]General              Alliance                                           _______%   Oppenheimer Growth &
        Account              _______%   Premier Growth Portfolio                           Income Fund

                             _______%   Real Estate Investment Portfolio        _______%   Oppenheimer Strategic Bond
                             Liberty
                             _______%   Newport Tiger Fund
                             Conning                                            Putnam Fund
                             _______%   Money Market Fund
                             J.P. Morgan Investment Management                  _______%   Putnam VT Growth and Income
                             _______%   Small Cap Stock Portfolio                          Fund
                             _______%   Large Cap Stock Portfolio               _______%   Putnam VT International Growth
                             _______%   Select Equity Portfolio                            Fund
                             _______%   International Equity Portfolio          _______%   Putnam VT International New
                             _______%   Quality Bond Portfolio                             Opportunities Fund
                             Lord Abbett                                        _______%   Putnam VT New Value Fund
                             _______%   Bond Debenture Portfolio                _______%   Putnam VT Vista Fund
                             _______%   Large Cap Research Portfolio
                             _______%   Developing Growth Portfolio             =======
                             _______%   Mid Cap Value Portfolio                    100 %   Total
                             _______%   Growth & Income Portfolio
                             Investors Fund Series                              I authorize  transfers  to be made for:
                             _______%   Kemper Small Cap Value Portfolio        [ ] 12 months
                             _______%   Kemper Government Securities            [ ] 24 months
                                        Portfolio                               [ ] 36 months
                             _______%   Kemper Small Cap Growth                 [ ] 48 months
                                        Portfolio                               [ ] 60 months
                                                                                Other _______ months

                                                                                Dollar Cost Averaging Transfers and
                                                                                Rebalancing Transfers are not available
                                                                                simultaneously.

10.  AUTOMATIC WITHDRAWALS

     I authorize automatic monthly withdrawals of $__________________. Total monthly withdrawals cannot exceed 10% of purchase payments in any 12 month period.

     I understand that Automatic Withdrawals are available only if I am over age 59-1/2.

     FEDERAL AND STATE INCOME TAX WITHHOLDING

     Check one:    [ ]  I elect to have Federal Income Tax withheld from these distributions.

                   [ ] I elect NOT to have Federal  Income Tax withheld from
                       these distributions.

     Note: Even if you elect not to have Federal Income Tax withheld from a distribution, you are liable for payment of Federal Income Tax on the taxable portion of your contract. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate.

     If applicable, a State Income Tax election will be made as elected above for Federal Income Tax withholding.



11. REBALANCING TRANSFERS -- I authorize Rebalancing Transfers to be made in the applicable percentages elected in the Purchase Payment Allocation section. Rebalancing transfers are not made to or from the General Account. Transfers are to be made: q quarterly q semi-annually q annually. Dollar Cost Averaging Transfers and Rebalancing Transfers are not available simultaneously.

     12. ANNUITY OPTION-- If no Annuity Option is specified, the Life Annuity with 10 years Guaranteed Option will be automatically applied.

     _________________________
     Indicate Annuity Option

13. ANNUITY DATE -- The Annuity Date must always be on the first day of a calendar month and must be at least one month after the Issue Date. The Annuity Date may not be later than the first day of the calendar month following the later of: 1) the Annuitant's 85th birthday; or 2) the tenth Contract Anniversary.

     ______________________
     Indicate Annuity Date

14. Will the annuity applied for replace or change any existing life insurance or annuity? [ ] Yes [ ] No


15. ACKNOWLEDGEMENT AND AUTHORIZATION -- I (We) agree that the above information and statements and those made on the reverse side are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus(es) of Cova Variable Annuity Account Five, AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, Inc., Liberty Variable Investment Trust, General American Capital Company, Cova Series Trust, Investors Fund Series, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

_________________________________________________________
(Signature of Owner(s). Annuitant unless otherwise noted)

_________________________________________________________
    (Signature of Annuitant if other than Owner)

Signed at________________________________________________
                       (City)       (State)
Date_____________________________________________________

16. AGENT'S REPORT Will the annuity replace or change any existing life insurance or annuity?

     [ ] No     [ ] Yes (Indicate type and cost basis information.)

     Type           Cost Basis

     [ ] Life       Pre-TEFRA       $___________________  $__________________
                                         (Cost Basis)             (Gain)
     [ ] Annuity    Post-TEFRA      $___________________  $__________________
                                         (Cost Basis)             (Gain)
     Complete any required replacement forms.

Agent's Signature___________________________________

Phone_______________________________________________

Agent's Name and Number_____________________________

____________________________________________________

Name and Address of Firm____________________________

____________________________________________________

CC-3019 (11/97)                                             02-VARI-CSMO (11/97)



                                                  Send application and check to:
                                                  Cova Financial Life
                                                  Insurance Company
                                                  P. O. Box 10366
                                                  Des Moines, Iowa 50306-9989

                      Cova Financial Life Insurance Company

     FLEXIBLE PURCHASE PAYMENT VARIABLE AND FIXED ANNUITY APPLICATION

  1. OWNER (Correspondence is sent to the Owner.)

     Name_______________________________________________________________________
                       (First)            (Middle)         (Last)

     Address____________________________________________________________________
                                           (Street)

     ___________________________________________________________________________
                         (City)                    (State)        (Zip)
     Sex  [ ] M [ ] F        Phone (_______)____________________________________

     Birthdate____________________/______________/______________________________
                       (Month)              (Day)              (Year)

     Social Security Number_____________________________________________________

Joint Owners must be spouses. Use Special Requests Section to name other Joint Owner. If Joint Owners are named, upon the death of either Joint Owner, the surviving spouse will be the beneficiary. If you wish to override the provisions of the contract and any endorsement, both Joint Owners must initial here.

__________________________  ________________________
  Joint Owner's Initials      Joint Owner's Initials

  2. ANNUITANT (Complete only if different than Owner.)

     Name_______________________________________________________________________
                       (First)            (Middle)         (Last)

     Address____________________________________________________________________
                       (Street)       (City)        (State)      (Zip)

Birthdate_______/______/______   Sex [ ] M [ ] F
         (Month)  (Day)  (Year)

Social Security No______________________________________________________________

Phone (_______)_________________________________________________________________

  3. BENEFICIARY

     (Show full name(s), relationship(s), Social Security number(s), percentage each is to receive and address. Use Special Requests Section if additional space is needed.)

     Primary____________________________________________________________________

     Primary____________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     Contingent_________________________________________________________________
     ___________________________________________________________________________

  4. PURCHASE PAYMENT ALLOCATION

     Initial Purchase
     Payment
     $______________________

     Must be whole percentages with a minimum of 10% in any Account or Portfolio. Unless otherwise directed, subsequent purchase payments will be allocated as shown. Total Allocation must equal 100%.

     ____% General Account

     Russell Insurance Funds
     ____% Multi-Style Equity
     ____% Aggressive Equity
     ____% Non-U.S.
     ____% Core Bond

    Conning

    ____% Money Market Portfolio

5. TYPE OF PLAN Check One

     [    ] Non-Qualified
     [    ] Qualified  - Not  available  in all  states.
     [    ] 401(a) [ ] 408 IRA Rollover
     [    ] 408 IRA Transfer
     [    ] 403(b) TSA Rollover --

          I acknowledge that I understand the withdrawal restrictions under Internal Revenue Code Section 403(b)(11) on contributions and earnings and have received a prospectus explaining the restrictions. I understand the other investment alternatives available under the employer's 403(b) arrangement to which I may elect to transfer my contract value.

  6. ALLOCATION DURING FREE LOOK PERIOD

          Under certain circumstances, as described in the accompanying Prospectus, the initial purchase payment will be allocated to the Conning Money Market Portfolio until the expiration of the Free Look period. Thereafter, the purchase payments will be allocated as directed in the Purchase Payment Allocation Section.

  7. SPECIAL REQUESTS








  8. TRANSFER AUTHORIZATIONS

          I/We  acknowledge  that neither Cova Financial Life Insurance  Company
          (Cova) nor any person authorized by Cova will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if Cova or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.
          Check here if you wish to authorize telephone transfer instructions.[] Check here if you wish to authorize your Registered Representative/Agent to make transfers. [ ]




  9. DOLLAR COST AVERAGING TRANSFERS -- I authorize Dollar Cost Averaging Transfers of $___________ to be transferred each month ($500 minimum) from the Conning Money Market Portfolio or the General Account ($6,000 minimum required in the Conning Money Market Portfolio or the General Account or amount needed to complete all transfers.)

     FROM                        TO
     Check  One                  Russell Insurance Funds
     [ ] Conning                 _______% Multi-Style Equity
         Money Market            _______% Aggressive Equity
         Portfolio               _______% Non-U.S.
     [ ] General                 _______% Core Bond
         Account                 Conning

                                 =======% Money Market Portfolio
                                   100  % Total

     I authorize transfers to be made for: [ ] 12 months [ ] 24 months [ ] 36 months [ ] 48 months [ ] 60 months Other ______ months

     Dollar Cost Averaging Transfers and Rebalancing Transfers are not available simultaneously.

10.  AUTOMATIC WITHDRAWALS

     I authorize automatic monthly withdrawals of $__________. Total monthly withdrawals cannot exceed 10% of purchase payments in any 12 month period.

     I understand that Automatic Withdrawals are available only if I am over age 59-1/2.

     FEDERAL AND STATE INCOME TAX WITHHOLDING

     Check  one:

     [ ] I elect to have Federal Income Tax withheld fromthese distributions.

     [  ]I  elect  NOT  to  have  Federal   Income  Tax   withheld   from  these
     distributions.

     Note: Even if you elect not to have Federal Income Tax withheld from a distribution, you are liable for payment of Federal Income Tax on the taxable portion of your contract. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate.

     If applicable, a State Income Tax election will be made as elected above for Federal Income Tax withholding.

11. REBALANCING TRANSFERS -- I authorize Rebalancing Transfers to be made in the applicable percentages elected in the Purchase Payment Allocation section. Rebalancing transfers are not made to or from the General Account. Transfers are to be made: [ ] quarterly [ ] semi-annually [ ] annually. Dollar Cost Averaging Transfers and Rebalancing Transfers are not available simultaneously.

12. ANNUITY OPTION-- If no Annuity Option is specified, the Life Annuity with 10 years Guaranteed Option will be automatically applied.

     _______________________
     Indicate Annuity Option

13. ANNUITY DATE -- The Annuity Date must always be on the first day of a calendar month and must be at least one month after the Issue Date. The Annuity Date may not be later than the first day of the calendar month following the later of: 1) the Annuitant's 85th birthday; or 2) the tenth Contract Anniversary.

     _____________________
     Indicate Annuity Date

14. Will the annuity applied for replace or change any existing life insurance or annuity? [ ] Yes [ ] No


15. ACKNOWLEDGEMENT AND AUTHORIZATION -- I (We) agree that the above information and statements and those made on the reverse side are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus(es) of Cova Variable Annuity Account Five, Frank Russell Investment Management Company and General American Capital Company. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

_____________________________________________________________
(Signature of Owner(s). Annuitant unless otherwise noted)

_____________________________________________________________
    (Signature of Annuitant if other than Owner)

Signed at____________________________________________________
                       (City)       (State)

Date_________________________________________________________

16. AGENT'S REPORT Will the annuity replace or change any existing life insurance or annuity?

     [ ] No     [ ] Yes (Indicate type and cost basis information.)

     Type           Cost Basis

     [ ] Life       Pre-TEFRA       $___________________  $__________________
                                         (Cost Basis)             (Gain)
     [ ] Annuity    Post-TEFRA      $___________________  $__________________
                                         (Cost Basis)             (Gain)
     Complete any required replacement forms.

Agent's Signature______________________________________

Phone__________________________________________________

Agent's Name and Number________________________________

_______________________________________________________

Name and Address of Firm_______________________________

_______________________________________________________

CC-3010 (11/97)                                           02-VARI-RSCA-- (11/97)